UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks.  Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry.  These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

May 18, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Diversified holdings across a wide range of security types and market sectors

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

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Bill Kohli is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the six-month reporting period ended March 31, 2017?

The environment was generally supportive for riskier assets, but with interest rates rising, it was challenging for U.S. Treasuries and other rate-sensitive categories.

In the months immediately after the U.S. presidential election, investors were optimistic about the potential for tax cuts and increases in infrastructure and defense spending under the incoming Trump administration. Later in the period, however, the administration delayed a vote on a bill that could have repealed and replaced the Affordable Care Act. This delay triggered uncertainty about the administration’s ability to get its tax-reform and fiscal-stimulus plans passed by Congress.

Economic data in both the United States and globally were positive overall during the reporting period. In particular, fourth-quarter U.S. gross domestic product [GDP] was revised upward from a 1.9% to a 2.1% annual rate, according to the Commerce Department. This follows growth of 3.5% in the third quarter. In February, the Federal Reserve’s [Fed] preferred inflation gauge, the Personal Consumption Expenditures Price Index, rose 2.1% from a year earlier, the first time inflation exceeded the central bank’s target in nearly five years. The

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Master Intermediate Income Trust

jobless rate in the 19-country eurozone declined to 9.5% in February, the lowest level since 2009.

The Fed increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. At the central bank’s mid-March policy meeting, Fed Chair Janet Yellen expressed confidence in the economy and reaffirmed that the board may implement two more interest rate increases this year.

After reaching a 14-year high in early January, the U.S. dollar declined by 3.5% in the first quarter of 2017, reflecting increased investor caution toward the currency amid uncertainties surrounding the Trump administration’s policy platform.

The fund topped its benchmark by a sizable margin during the six-month period, and also outpaced its Lipper peer group average. What factors bolstered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. U.S. Treasuries and other government securities were hampered by rising interest rates during the period. Meanwhile, the fund’s interest-rate and yield-curve strategies, along with out-of-benchmark credit holdings, performed well and fueled its strong performance. In fact, all of the fund’s major strategy segments contributed to results — there were no detractors on an absolute basis.

Looking at individual strategies, our interest-rate and yield-curve positioning in the United States and overseas was the biggest contributor to performance. We continued our efforts to de-emphasize interest-rate risk by keeping the fund’s duration — a key measure of interest-rate sensitivity — below zero. This strategy was particularly helpful in November when intermediate- and long-term U.S. Treasury yields rose sharply in response to the U.S. presidential election outcome and President-elect Trump’s proposed fiscal policy.

Internationally, rates also rose in Europe, particularly in the United Kingdom, so our negative-duration positioning aided performance there. Our holding of Greek government debt provided a further boost. The country’s bonds rallied on increased investor optimism that the securities might be included in the European Central Bank’s bond purchase program.

Our mortgage-credit strategies were another leading contributor. In January, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, gains from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market due to the sector’s exposure to retail properties. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund have enough credit protection to withstand the changes that are occurring in retail.

Within non-agency residential mortgage-backed securities [RMBS], our investments in agency credit risk-transfer securities [CRTs] aided results, as did pay-option adjustable-rate mortgage-backed securities [pay-option ARMs]. With CRTs, a combination of relatively high yields and high-quality collateral continued to attract investors to this growing market. Furthermore, CRTs provided investors with a productive alternative to deploy their capital as other parts of the non-agency RMBS market continued to shrink. Pay-option ARMs benefited from the generally favorable risk environment during the period, as well as the fact that there was no new supply of these bonds coming to market.

How did the fund’s allocation to corporate credit influence performance during the period?

An out-of-benchmark stake in high-yield bonds was another bright spot, despite modest spread widening in March [bond prices decline as yield spreads widen]. After a strong 2016, the asset

Master Intermediate Income Trust 7

class continued to post positive returns in the early months of 2017, as the search for yield continued. Optimistic sentiment toward the asset class was fueled by investor expectations that economic growth could potentially accelerate if the Trump administration is successful at implementing tax cuts and more-robust fiscal policy. Relatively stable global oil prices during most of the period also provided a tailwind.

What about the fund’s holdings of emerging-market debt?

They also contributed during the period. Positions in Russia, Venezuela, Brazil, and Mexico were the most productive, partly helped by stable oil prices and persistent investor demand for high-yielding securities. Brazil’s bonds also received a boost when the country’s central bank cut its benchmark interest rate by more than investors were expecting, as Brazil continued its efforts to recover from a deep recession.

Elsewhere, our active-currency and prepayment strategies were modest contributors for the period.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO [collaterized mortgage obligations] holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

As we look at the world today, we see economic activity picking up and inflation levels beginning to rise. Higher commodity prices appear to be leading to fairly persistent pricing pressures in the United States and elsewhere. In our view, global economies appear to be normalizing, and we think this is particularly true in the United States. Given this normalization, we think the level of interest rates remains too low.

Within this environment, we think the Fed’s tone has changed somewhat. For some time now, the central bank has emphasized that its policy was data-dependent — particularly data related to employment and inflation levels. After years of employing stimulative monetary policy in an effort to ward off deflation, we believe the Fed has now shifted its focus to inflation. This new phase of monetary policy is driven, in our view, by a central bank that is becoming more concerned with the possibility that the economy could outperform forecasts. Consequently, we expect the Fed to increase rates at least twice more this year, and these increases could occur sooner than the market is currently forecasting.

We also believe the Fed could soon begin the process of reducing its holdings of U.S. Treasuries and mortgage-backed securities. In our view, the central bank may want to move toward a smaller portfolio for several reasons. For one, the economy appears to be on stronger footing, which may lead the Fed to see less need for support from a large bond portfolio. Additionally, the Fed’s reduction of its bond portfolio could relieve pressure on possible new

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

leadership in 2018, when Janet Yellen’s term ends. Finally, Fed officials may want room to ramp the portfolio back up in a crisis if needed.

How do you plan to position the fund in light of this outlook?

Despite positive duration positioning in the U.S., our non-U.S., quantitatively driven, negative-duration strategies have kept the fund’s total duration close to zero. We plan to keep these strategies in place for now. We also extended our strategy of seeking to capitalize on potentially steeper global yield curves. We think this overall positioning could benefit the fund if interest rates continue to trend higher in the months ahead.

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Within those market areas, we continue to have a constructive outlook for high-yield bonds, based on what we think is a generally supportive fundamental and technical backdrop for the asset class. We also continue to like CMBS due to what we believe are attractive spreads available there.

We plan to maintain the fund’s exposure to select emerging-market countries, seeking to benefit from the relatively high income levels available in markets in which we believe we’re being adequately compensated for risk.

Lastly, we will seek to maintain a sufficient cash allocation to provide a cushion against bouts of market volatility, as well as any disruptions in the global market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	6.27%	56.50%	4.58%	23.88%	4.38%	5.65%	1.85%	13.35%	6.79%

Market price	6.28	64.85	5.13	25.64	4.67	11.03	3.55	14.14	9.73

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 3/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
Government/Credit	6.42%	52.98%	4.34%	12.95%	2.46%	8.30%	2.69%	0.54%	–2.46%
Bond Index

Citigroup Non-U.S.
World Government	5.21	29.71	2.64	–7.30	–1.50	–7.49	–2.56	–4.79	–9.03
Bond Index

JPMorgan Global
High Yield Index*	—	108.80	7.64	39.66	6.91	15.03	4.78	17.80	5.35

Lipper Closed-end
General Bond Funds	7.23	110.99	7.31	44.70	7.39	18.70	5.80	17.43	5.94
category average†

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 36, 36, 28, 23, 18, and 4 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/17

Distributions

Number		6

Income		$0.156000

Capital gains		—

Total		$0.156000

Share value	NAV		Market price

9/30/16	$4.86		$4.42

3/31/17	5.03		4.69

Current rate (end of period)	NAV		Market price

Current dividend rate*	6.20%		6.65%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including

Master Intermediate Income Trust 13

domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Master Intermediate Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s

Master Intermediate Income Trust 15

common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 17

The fund’s portfolio 3/31/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (88.9%)*	amount	Value

U.S. Government Agency Mortgage Obligations (88.9%)

Federal National Mortgage Association Pass-Through Certificates

5.50%, TBA, 4/1/47	$3,000,000	$3,332,813

4.50%, TBA, 4/1/47	3,000,000	3,217,266

4.00%, TBA, 4/1/47	9,000,000	9,440,860

3.50%, TBA, 5/1/47	67,000,000	68,400,193

3.50%, TBA, 4/1/47	81,000,000	82,860,473

3.00%, TBA, 4/1/47	73,000,000	72,384,063

Total U.S. government and agency mortgage obligations (cost $239,096,562)		$239,635,668

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)*	amount	Value

Agency collateralized mortgage obligations (21.0%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$53,263	$81,410

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	520	522

IFB Ser. 3072, Class SM, 20.452%, 11/15/35	87,347	125,709

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	52,699	73,436

IFB Ser. 3852, Class SC, IO, 5.738%, 4/15/40	3,241,746	461,949

Ser. 4077, Class IK, IO, 5.00%, 7/15/42	3,351,758	697,427

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,398,399	296,600

Ser. 4000, Class PI, IO, 4.50%, 1/15/42	773,963	144,112

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	3,101,380	550,495

Ser. 4462, IO, 4.00%, 4/15/45	1,307,636	263,162

Ser. 4425, IO, 4.00%, 1/15/45	4,130,469	801,104

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,624,539	576,086

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,036,858	328,614

Ser. 4062, Class DI, IO, 4.00%, 9/15/39	3,765,191	397,320

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	6,806,562	1,142,974

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	4,144,053	691,642

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	3,732,332	550,332

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	2,537,659	336,636

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	2,317,355	307,411

Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,244,881	146,180

Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,430,273	142,841

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	5,262,745	546,273

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,290,156	227,871

Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,432,294	106,079

Ser. 4510, Class HI, IO, 3.00%, 3/15/40	4,230,486	393,858

Ser. 3990, Class KQ 3.000%, 08/15/31 [i]	189,001	195,219

FRB Ser. 57, Class 1AX, IO, 0.372%, 7/25/43	1,685,144	18,461

Ser. 3326, Class WF, zero %, 10/15/35	1,123	845

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	82,072	148,500

IFB Ser. 07-53, Class SP, 20.601%, 6/25/37	75,138	109,722

IFB Ser. 08-24, Class SP, 19.684%, 2/25/38	70,232	95,928

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	57,695	74,786

18 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	$87,618	$108,107

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,476,462	836,207

Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	3,302,358	315,937

Ser. 374, Class 6, IO, 5.50%, 8/25/36	128,305	24,802

IFB Ser. 12-36, Class SN, IO, 5.468%, 4/25/42	1,614,109	299,094

IFB Ser. 13-18, Class SB, IO, 5.168%, 10/25/41	1,247,086	161,872

Ser. 378, Class 19, IO, 5.00%, 6/25/35	388,404	70,884

IFB Ser. 11-101, Class SA, IO, 4.918%, 10/25/41	4,050,006	622,688

Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	2,128,391	454,944

Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	601,832	143,404

Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	3,792,457	478,570

Ser. 366, Class 22, IO, 4.50%, 10/25/35	77,622	3,290

Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	2,142,387	393,664

Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	2,009,484	331,565

Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	2,435,243	380,110

Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,586,384	268,067

Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,246,918	195,513

Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,250,745	216,783

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	1,051,880	164,714

Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	3,085,634	478,890

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	2,144,181	166,603

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,031,941	172,715

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	1,787,888	193,807

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,825,167	127,725

Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	4,431,659	541,840

Ser. 99-51, Class N, PO, zero %, 9/17/29	10,541	8,960

Government National Mortgage Association

IFB Ser. 13-129, Class SN, IO, 5.172%, 9/20/43	812,219	128,274

IFB Ser. 14-20, Class SQ, IO, 5.122%, 7/20/43	3,185,472	483,794

Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	2,182,364	229,148

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	1,115,258	219,583

Ser. 14-76, IO, 5.00%, 5/20/44	1,549,842	318,294

Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	3,823,387	429,236

Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	2,402,068	503,353

Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	2,121,148	449,756

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,116,667	236,833

Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	973,786	204,836

Ser. 12-146, IO, 5.00%, 12/20/42	975,769	208,649

Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	711,847	136,283

Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	552,045	37,923

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	240,985	14,148

Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	340,068	27,339

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	336,450	71,117

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,053,389	220,716

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	4,731,221	1,005,640

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,440,244	520,846

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	865,431	184,937

IFB Ser. 14-119, Class SA, IO, 4.622%, 8/20/44	3,755,526	582,107

Master Intermediate Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	$1,708,948	$369,560

Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	6,691,891	855,291

Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,332,074	303,460

Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	2,107,817	339,232

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	2,197,081	447,655

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	2,990,906	507,766

Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	2,082,101	434,112

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	540,607	93,741

Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,887,000	385,021

Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	168,668	9,948

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	122,356	16,781

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	2,005,628	396,473

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	3,516,420	714,537

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,875,434	377,710

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	2,099,872	420,136

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,286,902	257,724

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	981,645	231,491

Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	411,755	43,975

Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	1,243,528	108,038

Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	170,722	2,988

Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	2,748,694	415,740

Ser. 16-29, IO, 4.00%, 2/16/46	1,729,310	335,054

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	5,560,678	973,119

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,516,444	551,157

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,540,873	641,943

Ser. 15-40, IO, 4.00%, 3/20/45	2,739,776	582,844

Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	3,347,064	615,692

Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	1,087,773	200,036

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	4,986,359	675,103

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	978,920	170,538

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	850,675	154,156

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	2,858,460	570,469

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	2,111,748	372,472

Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	2,240,092	404,057

Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	3,163,840	494,350

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	3,005,303	471,803

Ser. 13-76, IO, 3.50%, 5/20/43	3,527,285	590,679

Ser. 13-28, IO, 3.50%, 2/20/43	1,103,439	163,231

Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,707,193	273,543

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,389,392	384,453

Ser. 13-14, IO, 3.50%, 12/20/42	5,875,519	844,606

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,777,621	287,192

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	2,203,285	431,183

Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,624,863	539,690

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,369,104	296,014

Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	4,122,381	554,914

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,446,780	633,035

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	2,538,798	256,926

20 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	$2,344,308	$302,088

Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	7,482,628	794,152

Ser. 16-H23, Class NI, IO, 2.591%, 10/20/66	12,132,589	1,684,003

Ser. 16-H03, Class AI, IO, 2.371%, 1/20/66	4,691,568	504,344

Ser. 16-H17, Class KI, IO, 2.197%, 7/20/66	3,385,221	412,574

Ser. 16-H16, Class EI, IO, 2.175%, 6/20/66	4,872,537	619,787

Ser. 15-H20, Class CI, IO, 2.17%, 8/20/65	5,375,648	631,649

Ser. 15-H15, Class BI, IO, 2.147%, 6/20/65	3,194,686	364,264

Ser. 15-H24, Class AI, IO, 2.141%, 9/20/65	4,726,599	479,277

Ser. 16-H02, Class HI, IO, 2.136%, 1/20/66	6,262,350	607,448

Ser. 16-H03, Class DI, IO, 2.036%, 12/20/65	5,121,062	499,304

Ser. 16-H10, Class AI, IO, 2.014%, 4/20/66	11,992,066	991,744

Ser. 15-H10, Class BI, IO, 2.008%, 4/20/65	3,251,425	354,389

Ser. 16-H09, Class BI, IO, 1.94%, 4/20/66	6,193,716	709,490

Ser. 16-H06, Class DI, IO, 1.917%, 7/20/65	6,837,934	626,355

Ser. 16-H06, Class CI, IO, 1.906%, 2/20/66	6,348,942	490,138

Ser. 16-H18, Class QI, IO, 1.87%, 6/20/66	3,470,682	445,983

Ser. 15-H25, Class EI, IO, 1.833%, 10/20/65	4,548,976	420,780

Ser. 15-H20, Class AI, IO, 1.821%, 8/20/65	4,924,586	470,298

FRB Ser. 15-H08, Class CI, IO, 1.78%, 3/20/65	2,692,193	249,642

Ser. 15-H23, Class BI, IO, 1.715%, 9/20/65	4,993,381	447,906

Ser. 16-H24, Class CI, IO, 1.689%, 10/20/66	3,586,564	332,051

Ser. 13-H08, Class CI, IO, 1.663%, 2/20/63	5,094,877	334,224

Ser. 16-H14, IO, 1.66%, 6/20/66	5,169,078	426,449

Ser. 14-H21, Class BI, IO, 1.536%, 10/20/64	7,080,313	527,483

Ser. 15-H26, Class CI, IO, 0.648%, 8/20/65	14,878,894	263,356

Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,688	2,254

		56,598,141

Commercial mortgage-backed securities (18.2%)

Banc of America Commercial Mortgage Trust

FRB Ser. 07-3, Class AJ, 5.761%, 6/10/49	378,000	383,670

Ser. 06-4, Class AJ, 5.695%, 7/10/46	180,658	180,305

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.339%, 2/10/51	60,849,224	76,828

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-5, Class D, 5.394%, 10/10/45	167,587	167,461

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	2,133,000	2,069,010

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	441,000	432,154

Ser. 05-PWR7, Class B, 5.214%, 2/11/41	604,384	604,988

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	389,674	393,540

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.693%, 3/11/39	626,014	598,225

FRB Ser. 06-PW14, Class XW, IO, 0.556%, 12/11/38	1,894,302	6,630

CD Mortgage Trust 144A

FRB Ser. 07-CD5, Class E, 6.159%, 11/15/44	507,000	492,015

FRB Ser. 07-CD5, Class XS, IO, 0.151%, 11/15/44	17,129,511	2,153

Master Intermediate Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class E, 5.755%, 12/15/47	$409,000	$406,926

FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	1,025,000	915,633

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 13-GC17, Class D, 5.104%, 11/10/46	777,000	728,598

FRB Ser. 12-GC8, Class D, 4.877%, 9/10/45	998,000	932,531

FRB Ser. 14-GC21, Class D, 4.836%, 5/10/47	1,191,000	983,885

FRB Ser. 13-GC11, Class E, 4.456%, 4/10/46	396,000	287,773

COBALT CMBS Commercial Mortgage Trust

FRB Ser. 07-C3, Class AJ, 5.88%, 5/15/46	351,000	354,137

Ser. 07-C2, Class AJFX, 5.568%, 4/15/47	835,000	835,501

COMM Mortgage Trust

FRB Ser. 07-C9, Class F, 5.808%, 12/10/49	962,000	958,284

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	519,127	519,491

COMM Mortgage Trust 144A

FRB Ser. 14-CR18, Class D, 4.737%, 7/15/47	432,000	349,920

FRB Ser. 13-CR9, Class D, 4.256%, 7/10/45	962,000	845,021

Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	296,705

Ser. 13-LC13, Class E, 3.719%, 8/10/46	574,000	394,625

Ser. 14-CR18, Class E, 3.60%, 7/15/47	592,000	377,637

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.652%, 12/15/39	2,388,753	8,361

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	674,745	687,902

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	1,090,000	918,833

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.411%, 6/10/48	2,437,955	2,461,603

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	65,106	65,341

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 0.913%, 12/10/41	3,802,970	65,415

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	174,000	162,760

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	583,000	449,843

FRB Ser. 05-GG4, Class XC, IO, 1.477%, 7/10/39	419,958	546

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class E, 5.321%, 11/10/46	662,000	531,189

Ser. 11-GC3, Class E, 5.00%, 3/10/44	577,000	533,263

FRB Ser. 14-GC18, Class D, 4.945%, 1/10/47	698,000	587,766

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C15, Class D, 5.047%, 11/15/45	737,000	697,156

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	990,000	849,519

FRB Ser. C14, Class D, 4.564%, 8/15/46	526,000	480,644

FRB Ser. 14-C18, Class E, 4.314%, 2/15/47	407,000	285,022

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	767,000	588,903

FRB Ser. 14-C26, Class D, 3.926%, 1/15/48	1,105,000	899,787

Ser. 13-C14, Class F, 3.598%, 8/15/46	1,500,000	1,030,313

Ser. 14-C25, Class E, 3.332%, 11/15/47	788,000	481,232

22 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class E, 4.413%, 12/15/47	$813,318	$744,918

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.178%, 2/12/51	63,500	65,030

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	148,073	149,801

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.278%, 2/12/51	488,000	458,378

FRB Ser. 07-CB20, Class C, 6.278%, 2/12/51	534,000	469,920

FRB Ser. 11-C3, Class F, 5.622%, 2/15/46	410,000	416,560

FRB Ser. 12-C6, Class E, 5.153%, 5/15/45	363,000	339,841

FRB Ser. 13-C16, Class D, 4.975%, 12/15/46	337,000	315,832

FRB Ser. 12-C8, Class E, 4.677%, 10/15/45	345,000	316,334

Ser. 13-C13, Class E, 3.986%, 1/15/46	763,000	524,257

Ser. 13-C10, Class E, 3.50%, 12/15/47	943,000	687,447

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	541,000	364,905

FRB Ser. 07-CB20, Class X1, IO, 0.346%, 2/12/51	33,215,777	26,818

LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	153,757	157,689

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C3, Class C, 5.547%, 3/15/39	1,039,868	1,024,582

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	1,219,000	367,870

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.433%, 9/15/39	2,559,163	14,083

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.229%, 4/20/48	443,000	369,435

Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.301%, 2/12/51	184,000	187,367

Merrill Lynch Mortgage Trust 144A FRB Ser. 08-C1, Class D,
6.301%, 2/12/51	304,000	307,496

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	18,067	1,313

FRB Ser. 07-C5, Class X, IO, 4.546%, 12/15/49	622,081	3,732

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX,
5.147%, 12/12/49	13,072	13,094

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	1,323,000	1,108,940

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	496,000	346,406

FRB Ser. 13-C10, Class D, 4.084%, 7/15/46	654,000	578,343

FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	1,064,000	869,714

Ser. 14-C17, Class E, 3.50%, 8/15/47	723,000	452,237

Ser. 15-C24, Class D, 3.257%, 5/15/48	484,000	334,949

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.791%, 6/11/42	187,000	193,395

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	1,102,000	486,280

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	700,000	699,309

FRB Ser. 06-HQ8, Class C, 5.399%, 3/12/44	550,000	550,000

FRB Ser. 06-HQ8, Class D, 5.399%, 3/12/44	823,000	332,764

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class F, 6.301%, 1/11/43	369,000	366,085

FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39	487,985	479,294

Master Intermediate Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands)	$193,000	$4,343

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	568,223	42,617

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.885%, 5/10/63	608,000	436,848

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.087%, 6/15/45	1,460,000	1,089,744

Ser. 07-C30, Class AJ, 5.413%, 12/15/43	824,593	828,161

FRB Ser. 07-C34, IO, 0.40%, 5/15/46	9,235,692	13,854

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	462,000	368,676

FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46	188,000	170,677

Ser. 14-LC18, Class D, 3.957%, 12/15/47	756,000	600,944

Ser. 14-LC16, Class D, 3.938%, 8/15/50	956,000	794,052

WF-RBS Commercial Mortgage Trust 144A

Ser. 12-C6, Class E, 5.00%, 4/15/45	534,000	421,166

FRB Ser. 13-C16, Class D, 4.982%, 9/15/46	399,000	370,232

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	946,000	693,986

Ser. 12-C7, Class F, 4.50%, 6/15/45	2,524,000	1,845,044

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	296,000	261,202

Ser. 14-C19, Class D, 4.234%, 3/15/47	223,000	186,895

Ser. 13-C12, Class E, 3.50%, 3/15/48	510,000	387,345

		49,019,248

Residential mortgage-backed securities (non-agency) (11.7%)

BCAP, LLC Trust 144A

FRB Ser. 11-RR3, Class 3A6, 3.072%, 11/27/36	1,185,229	805,956

FRB Ser. 12-RR5, Class 4A8, 0.948%, 6/26/35	151,338	146,110

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.907%, 4/25/34	300,963	300,410

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.857%, 9/25/34	43,061	20,064

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 5.282%,
7/25/25 (Bermuda)	442,005	450,845

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 2.28%, 6/25/46	324,067	308,026

FRB Ser. 05-38, Class A1, 2.138%, 9/25/35	449,940	431,116

FRB Ser. 06-OA10, Class 1A1, 1.598%, 8/25/46	295,402	260,634

FRB Ser. 06-OA7, Class 1A2, 1.578%, 6/25/46	797,515	701,136

FRB Ser. 05-38, Class A3, 1.332%, 9/25/35	1,064,464	924,549

FRB Ser. 05-59, Class 1A1, 1.306%, 11/20/35	575,432	509,026

FRB Ser. 06-OA10, Class 4A1, 1.172%, 8/25/46	4,235,217	3,599,935

CSMC Trust 144A FRB Ser. 10-18R, Class 6A4, 3.261%, 9/28/36	2,000,000	1,755,040

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.482%, 1/25/25	982,186	1,261,425

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.482%, 10/25/28	249,974	295,066

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.982%, 7/25/28	899,740	1,043,428

24 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
10.332%, 4/25/28	$663,819	$771,817

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.532%, 12/25/27	590,328	665,567

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.132%, 11/25/28	490,000	543,656

Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
5.232%, 11/25/23	570,000	615,372

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
13.232%, 9/25/28	840,000	1,086,091

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
13.232%, 9/25/28	190,000	245,609

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.732%, 10/25/28	570,000	715,821

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.732%, 8/25/28	800,000	1,007,985

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
11.232%, 1/25/29	1,019,916	1,183,507

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.882%, 10/25/28	1,690,000	1,923,155

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.682%, 4/25/28	1,744,330	1,971,952

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.532%, 4/25/28	100,000	111,413

Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
6.232%, 10/25/23	350,000	398,995

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.982%, 7/25/25	1,176,000	1,292,933

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	640,000	698,333

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.982%, 7/25/25	80,000	87,292

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.532%, 2/25/25	296,242	314,580

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.232%, 4/25/29	100,000	105,710

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
5.232%, 1/25/29	520,000	549,536

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.982%, 5/25/25	59,901	63,023

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.982%, 5/25/25	129,621	136,201

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
4.627%, 9/25/29	260,000	261,676

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1.162%, 5/25/36	720,812	368,047

MortgageIT Trust FRB Ser. 05-3, Class M2, 1.512%, 8/25/35	219,025	192,464

Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1BG, 1.102%, 8/25/36	489,051	401,022

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (50.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.784%, 9/25/35	$164,561	$162,801

FRB Ser. 05-AR19, Class A1C3, 1.482%, 12/25/45	802,508	731,245

FRB Ser. 05-AR13, Class A1C3, 1.472%, 10/25/45	1,959,296	1,828,568

FRB Ser. 05-AR19, Class A1C4, 1.382%, 12/25/45	418,212	363,238

		31,610,375

Total mortgage-backed securities (cost $136,979,715)		$137,227,764

	Principal
CORPORATE BONDS AND NOTES (33.5%)*	amount	Value

Basic materials (4.0%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$89,000	$92,338

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	196,000	214,620

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	201,500

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	256,000	303,360

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	86,000	95,353

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	300,000	307,500

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	228,000	242,820

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	93,000	111,368

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	278,000	282,865

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	291,000	295,365

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	392,000	455,700

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	81,200

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	160,000	161,301

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	205,000	205,000

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	490,000	515,235

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	82,000	88,273

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	200,000	212,000

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	339,000	331,796

Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	250,000	230,625

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	305,000	300,425

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	99,000	103,703

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	238,000	245,438

26 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Basic materials cont.

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	$125,000	$128,750

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	219,000	223,730

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	16,000	14,840

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	93,000	95,325

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	150,000	154,875

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	345,000	391,575

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	45,000	47,250

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	80,000	86,800

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	46,000	48,070

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	178,000	185,565

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	183,000	205,875

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	95,000	109,013

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	123,000	124,691

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	183,000	183,915

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	281,000	300,754

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	138,000	138,345

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	116,000	116,435

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	140,000	147,700

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	25,000	25,531

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	420,000	436,800

Olin Corp. sr. unsec. bonds 5.125%, 9/15/27	75,000	76,268

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	20,000	22,300

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	26,000	28,925

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	45,000	47,813

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	110,000	115,088

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	60,000	62,325

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	54,000	56,261

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	45,000	47,700

Master Intermediate Income Trust 27

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Basic materials cont.

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		$159,000	$186,428

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22		125,000	130,156

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		50,000	52,250

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		20,000	20,750

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26		55,000	55,688

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)		66,000	68,158

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		59,000	57,304

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21		221,000	222,934

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20		120,000	120,450

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22		139,000	143,865

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		75,000	77,625

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		135,000	140,063

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		115,000	119,600

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		55,000	53,350

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		354,000	373,028

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23		220,000	245,850

			10,767,803

Capital goods (2.2%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		285,000	287,850

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19		218,000	239,800

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22		190,000	190,950

ARD Finance SA sr. notes Ser. REGS, 6.625%, 9/15/23
(Luxembourg) ‡‡	EUR	100,000	109,902

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$280,000	299,250

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		185,000	192,400

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		255,000	254,363

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22		70,000	74,025

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22		105,000	109,069

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23		67,000	68,675

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		213,000	233,768

28 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Capital goods cont.

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		$235,000	$257,325

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		143,000	164,093

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		424,000	431,950

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22		234,000	241,313

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		270,000	266,625

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22		165,000	169,125

Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	100,000	103,450

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$95,000	98,088

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22		402,000	417,578

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24		144,000	154,170

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		215,000	220,777

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26		17,000	16,649

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23		345,000	365,986

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24		175,000	177,406

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		55,000	55,481

Welbilt, Inc. sr. unsec. notes 9.50%, 2/15/24		337,000	388,393

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25		235,000	243,225

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22		150,000	156,188

			5,987,874

Communication services (4.3%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		200,000	208,000

Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)		200,000	212,500

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)		280,000	296,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20		150,000	166,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22		198,000	204,435

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		276,000	285,660

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		249,000	262,695

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		49,000	51,450

Master Intermediate Income Trust 29

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Communication services cont.

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	$360,000	$370,800

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	152,000	158,460

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	40,000	41,936

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	245,000	248,675

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	210,000	212,888

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	261,000	273,398

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	365,000	363,631

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	120,000	129,900

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	340,000	394,400

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	200,000	171,880

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	415,000	370,906

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	132,000	138,633

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	76,000	73,910

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	200,000	202,500

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	63,000	66,465

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	45,000	38,475

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	117,000	105,154

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	6,000	6,360

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	83,000	49,800

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	243,000	146,863

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	40,000	41,700

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	200,000	206,000

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	600,000	621,750

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	200,000	201,500

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	105,000	112,875

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	266,000	289,608

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	883,000	977,923

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	290,000	313,055

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	492,000	523,980

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	345,000	371,738

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	156,000	166,577

30 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Communication services cont.

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		$80,000	$82,600

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		45,000	45,731

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		190,000	199,975

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	295,000	346,343

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5.625%, 4/15/23 (Germany)	EUR	84,000	94,936

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5.75%, 1/15/23 (Germany)	EUR	90,720	101,928

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 5.125%, 1/21/23 (Germany)	EUR	190,350	212,077

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)		$75,000	75,750

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		363,000	378,428

Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	145,209

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$286,000	280,995

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		156,000	162,435

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	125,000	135,517

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$425,000	377,188

			11,718,517

Consumer cyclicals (5.3%)

ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		54,000	51,570

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		68,000	70,975

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		155,000	158,875

AMC Entertainment Holdings, Inc. 144A company guaranty sr.
unsec. sub. bonds 6.125%, 5/15/27		54,000	54,473

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26		55,000	55,550

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		164,000	170,150

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		225,000	228,938

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		98,000	39,200

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		150,000	161,625

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		235,000	242,931

Master Intermediate Income Trust 31

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Consumer cyclicals cont.

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		$120,000	$124,224

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22		165,000	177,375

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21		243,000	265,478

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		85,000	89,250

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		50,000	52,500

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		55,000	56,100

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21		100,000	102,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		72,000	73,440

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		25,000	25,263

Cirsa Funding Luxembourg SA company guaranty sr. unsec. notes
Ser. REGS, 5.875%, 5/15/23 (Luxembourg)	EUR	100,000	112,347

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$84,000	84,630

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		127,000	132,080

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		235,000	245,575

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		95,000	98,800

Eagle II Acquisition Co., LLC 144A sr. unsec. unsub. notes
6.00%, 4/1/25		45,000	46,350

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		230,000	246,675

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24		145,000	158,050

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		85,000	86,594

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		125,000	123,190

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		136,000	137,040

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		175,000	183,173

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		70,000	72,275

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		80,000	81,400

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	260,000	202,109

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$145,000	143,006

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		170,000	171,700

32 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Consumer cyclicals cont.

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		$145,000	$143,550

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		288,000	246,384

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		110,000	113,454

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		290,000	310,935

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		330,000	341,550

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		55,000	56,581

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		173,000	186,840

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		31,000	30,690

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		120,000	116,100

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		55,000	56,832

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		140,000	144,550

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		89,000	91,670

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		159,000	164,764

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		75,000	75,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		210,000	214,303

Matalan Finance PLC sub. notes Ser. REGS 6.875%, 6/1/19
(United Kingdom)	GBP	100,000	105,895

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$40,000	41,500

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		234,000	238,680

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20		175,000	192,500

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20		28,000	29,470

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21		147,000	162,803

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21		476,000	476,000

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡		169,000	95,063

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		95,000	57,201

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		155,000	157,325

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		85,000	84,681

Master Intermediate Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Consumer cyclicals cont.

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	$90,000	$93,150

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	110,000	112,475

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	135,000	141,413

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	94,000	97,055

Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	129,000	133,047

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	110,000	109,175

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	192,000	198,720

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	107,000	104,860

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	124,000	124,310

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	180,000	186,300

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	180,000	186,750

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	134,000	138,858

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	30,000	30,675

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	195,000	197,925

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	155,000	158,488

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	584,000	622,690

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	50,000	47,375

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	241,000	257,268

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	360,000	364,500

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	117,000	125,483

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	195,000	194,513

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	245,000	242,550

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	105,000	111,038

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	10,000	10,513

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	45,000	46,463

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	220,000	222,886

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	183,000	184,373

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	326,000	335,780

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	70,000	72,363

34 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Consumer cyclicals cont.

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26		$50,000	$49,300

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		54,000	53,933

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		185,000	192,863

Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23		220,000	217,250

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25		95,000	93,456

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23		123,000	124,230

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		101,000	94,940

			14,136,700

Consumer staples (1.6%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)		340,000	352,750

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		125,000	127,656

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22		455,000	473,200

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24		200,000	210,000

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		319,000	326,576

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		105,000	109,331

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		482,000	507,883

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	151,525

Europcar Groupe SA sub. notes Ser. REGS, 5.75%, 6/15/22 (France)	EUR	100,000	111,712

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$120,000	96,900

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		138,000	140,760

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)		67,000	68,675

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		130,000	132,275

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		130,000	132,763

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		157,000	160,140

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		37,000	37,740

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		95,000	98,563

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		86,000	86,645

Pizzaexpress Financing 2 PLC company guaranty sr. notes
Ser. REGS, 6.625%, 8/1/21 (United Kingdom)	GBP	100,000	128,494

Master Intermediate Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Consumer staples cont.

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	$100,000	$101,750

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	73,000	72,818

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	240,000	239,700

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	265,000	262,681

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	195,000	211,819

		4,342,356

Energy (7.2%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	481,000	501,443

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	78,000	79,755

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	90,000	91,181

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	192,000	197,201

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	87,000	90,045

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	93,000	81,840

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	18,000	16,223

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	88,000	72,490

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	316,000	256,750

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	334,000	348,195

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	26,000	23,660

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	223,000	233,593

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	122,000	122,000

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	255,000	263,925

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	80,000	80,500

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	88,000	90,970

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	498,000	463,140

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	84,000	81,742

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	35,000	28,700

36 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Energy cont.

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	$185,000	$195,175

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	232,000	237,800

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	65,000	65,384

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	183,000	194,438

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	447,000	421,298

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	165,000	153,450

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	99,000	103,950

FTS International, Inc. company guaranty sr. notes 6.25%, 5/1/22	54,000	47,250

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	647,000	727,066

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	227,000	238,350

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	189,000	196,088

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	140,000	139,650

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	68,000	60,860

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	88,000	78,650

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	50,000	50,000

Murray Energy Corp. 144A notes 11.25%, 4/15/21	54,000	41,715

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	254,000	269,558

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	170,000	177,548

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	86,000	87,290

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	201,000	206,025

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	55,000	55,688

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	979,406

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	206,073

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	350,000	370,020

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	428,000	495,410

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	151,000	170,555

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,478,000	1,516,798

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	180,000	189,000

Master Intermediate Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Energy cont.

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)	$625,000	$641,563

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	727,000	254,523

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes Ser. REGS, 9.00%, perpetual maturity (Venezuela)	2,032,000	988,060

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)	1,535,000	1,693,412

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,285,000	2,190,173

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	6,000	5,685

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	60,000	63,150

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	270,000	276,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	84,000	82,320

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	26,000	25,691

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	175,000	190,715

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	53,000	55,403

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	165,000	162,113

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	122,000	127,490

Seventy Seven Energy, Inc. escrow sr. unsec. notes 6.50%, 7/15/22
(In default) † F	20,000	2

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	211,000	216,275

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	91,000	85,995

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	39,000	39,683

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	235,000	236,763

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	95,000	98,325

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	45,000	46,350

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	55,000	57,475

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	30,000	8,700

Weatherford International Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	33,000	35,888

Weatherford International Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	60,000	69,450

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	120,000	119,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	55,000	54,863

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	48,000	53,400

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	199,000	210,940

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	449,000	456,858

		19,345,113

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Financials (3.7%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	$336,000	$338,520

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	91,000	95,493

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	489,000	500,614

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	79,596

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	160,000	167,000

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	130,000	136,093

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	165,000	173,456

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	54,000	49,275

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	294,000	301,535

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	200,000	234,224

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	344,000	343,140

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	125,000	76,875

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	160,000	161,299

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	68,000	68,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	205,000	213,713

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	23,000	23,805

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	215,000	218,225

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	95,000	97,969

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	95,000	96,425

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	4,000	3,570

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	15,000	16,706

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)	200,000	188,146

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	60,000	60,900

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	55,000	55,344

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	155,000	156,550

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	80,000	82,950

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	213,000	215,663

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	77,000	80,465

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	92,000	95,910

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	245,000	249,900

Master Intermediate Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Financials cont.

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	$100,000	$101,121

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)	2,750,000	2,908,472

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	325,000	355,875

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	60,000	65,550

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	55,000	55,481

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	239,000	241,390

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	70,000	64,400

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	156,000	160,680

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	199,000	202,483

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	979,000	1,026,705

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	200,000	217,250

		9,980,768

Health care (2.1%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	142,000	134,545

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	175,000	187,906

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	42,000	42,236

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	130,000	133,575

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	303,000	260,580

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	21,000	20,606

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	53,000	48,561

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	274,000	53,430

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	30,000	21,450

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	208,000	219,570

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	165,000	141,900

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	350,000

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	158,000	162,740

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	113,000	118,933

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	398,000	434,815

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	55,000	63,044

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	160,000	166,800

40 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.	amount	Value

Health care cont.

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	$134,000	$148,405

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	143,000	131,560

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	120,000	124,424

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	84,000	86,462

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	240,000	223,200

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	249,000	257,093

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	498,000	518,094

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	96,000	98,160

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	170,000	170,850

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	355,000	372,306

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	231,000	244,283

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	160,000	123,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	202,000	156,803

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	35,000	28,175

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	85,000	65,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	149,000	133,355

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	160,000	164,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	55,000	56,581

		5,663,292

Technology (1.7%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	520,000	410,800

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5.75%, 4/15/23	161,000	168,849

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	901,000	996,037

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	195,000	210,408

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	200,000	214,500

First Data Corp. 144A notes 5.75%, 1/15/24	190,000	195,985

First Data Corp. 144A sr. notes 5.375%, 8/15/23	165,000	171,806

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	193,000	203,364

Master Intermediate Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Technology cont.

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		$324,000	$331,290

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		228,000	234,293

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20		57,000	59,263

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		185,000	194,713

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22		185,000	193,325

Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		233,000	266,203

Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	200,000	222,082

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	265,000	293,445

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22		$217,000	234,631

			4,600,994

Transportation (0.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		205,000	197,825

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		291,000	295,365

			493,190

Utilities and power (1.2%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		665,000	674,975

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		70,000	69,475

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		135,000	152,550

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26		60,000	66,444

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		340,000	337,875

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22		45,000	47,081

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		35,000	36,969

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22		243,000	240,570

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19		131,000	134,603

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		146,000	139,430

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20		185,000	206,275

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		90,000	95,625

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20		142,000	92,655

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22		45,000	46,800

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		122,000	125,355

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		138,000	141,795

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27		230,000	229,425

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22		85,000	90,387

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22		170,000	186,845

42 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.5%)* cont.		amount	Value

Utilities and power cont.

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22		$199,000	$199,498

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20		90,000	675

			3,315,307

Total corporate bonds and notes (cost $89,343,815)			$90,351,914

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (7.3%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		$750,000	$760,592

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		420,000	442,050

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	3,000	984,550

Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$550,000	554,125

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		2,291,000	2,539,764

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 6.50%,
2/15/23 (Argentina)		180,000	180,396

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		1,399,000	1,601,855

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		1,067,000	1,105,828

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		265,000	292,825

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		225,000	225,401

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	221,250

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	736,781

Egypt (Government of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		550,000	571,365

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	351,000	280,060

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	5,003,761	4,308,576

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,802,822	2,459,645

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$200,000	213,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	559,300

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	212,119

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		750,000	1,320,000

Ukraine (Government of) 144A unsec. notes 7.75%,
9/1/27 (Ukraine)		168,000	154,140

Total foreign government and agency bonds and notes (cost $20,202,522)			$19,723,872

Master Intermediate Income Trust 43

	Principal
SENIOR LOANS (2.0%)*[c]	amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.055%, 7/2/22	$232,551	$171,507

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	49,873	49,780

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	194,000	195,879

Avaya, Inc. bank term loan FRN Ser. B6, 6.532%, 3/31/18
(In default) †	136,799	107,969

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	219,132	174,155

BWAY Corp. bank term loan FRN Ser. B, 3.25%, 3/22/24	65,000	64,865

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	501,414	578,296

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	391,779	393,493

Capital Automotive LP bank term loan FRN 7.00%, 3/24/25	54,000	54,540

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
4.00%, 10/17/23	438,900	441,917

Chesapeake Energy Corp. bank term loan FRN 8.553%, 8/23/21	280,000	296,800

CPG International, Inc. bank term loan FRN Ser. B, 4.897%, 9/30/20	36,369	36,506

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/10/21	116,700	116,700

Forterra Finance, LLC bank term loan FRN 6.50%, 10/25/23	99,500	100,122

FTS International, Inc. bank term loan FRN Ser. B, 5.75%, 4/16/21	175,000	151,703

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.397%, 7/6/21	112,849	112,958

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	260,528	227,311

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.732%, 1/30/19	323,000	277,242

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5%, 1/6/22	103,991	104,901

Kronos, Inc./MA bank term loan FRN 9.284%, 11/1/24	95,000	97,791

Kronos, Inc./MA bank term loan FRN 5.034%, 11/1/23	157,605	158,368

MEG Energy Corp. bank term loan FRN 4.54%, 12/31/23	95,000	94,949

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	162,938	164,567

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	187,949	150,712

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	77,920	77,209

Rackspace Hosting, Inc. bank term loan FRN Ser. B,
4.535%, 11/3/23	57,855	58,241

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.482%, 9/7/23	184,075	184,049

Reynolds Group Holdings, Inc. bank term loan FRN 3.982%, 2/5/23	144,276	144,839

Solenis International LP bank term loan FRN 7.804%, 7/31/22	38,000	37,449

Solenis International LP bank term loan FRN 4.304%, 7/31/21	172,566	172,863

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	59,961	50,967

Talbots, Inc. (The) bank term loan FRN 5.5%, 3/19/20	117,546	104,812

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, 5.74%, 4/1/22	54,000	54,120

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF3, 5.75%, 4/1/22	108,366	108,607

Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
5.03%, 11/30/23	72,575	73,210

Total senior loans (cost $5,539,777)		$5,389,397

44 Master Intermediate Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.
2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125		$24,653,000	$41,664

1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54		36,979,500	33,282

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		36,979,500	31,063

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495		36,979,500	20,339

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698		36,979,500	8,875

2.265/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.265		18,489,800	8,505

Barclays Bank PLC
2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62		12,326,500	139,659

(0.51)/3 month GBP-LIBOR-BBA/Sep-18	Sep-17/0.51	GBP	30,000,000	24,056

1.425/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.425		$36,979,500	13,682

(2.60)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.60		18,489,800	5,547

Citibank, N.A.
2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25		24,653,000	228,287

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125		49,306,000	54,237

2.297/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.297		18,489,800	25,331

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		36,979,500	18,120

2.163/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.163		18,489,800	8,136

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34		36,979,500	37

Credit Suisse International
(2.58)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.58		24,653,000	3,698

Goldman Sachs International
1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375		36,979,500	10,354

JPMorgan Chase Bank N.A.
2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427		12,326,500	110,692

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498		12,326,500	85,423

0.843/6 month EUR-EURIBOR-Reuters/Jun-27	Jun-17/0.843	EUR	4,225,300	53,144

2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525		$12,326,500	34,268

1.426/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.426		36,979,500	12,573

Total purchased swap options outstanding (cost $2,214,001)				$970,972

	Expiration
	date/strike		Contract
PURCHASED OPTIONS OUTSTANDING (0.4%)*	price		amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Call)	Apr-17/$94.23		$15,000,000	$169,635

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.51		14,000,000	133,756

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.63		14,000,000	123,970

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.76		14,000,000	114,632

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	May-17/98.95		61,000,000	362,462

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.95		14,000,000	20,398

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.83		14,000,000	17,514

Master Intermediate Income Trust 45

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.4%)* cont.	price	amount	Value

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/$100.71	$14,000,000	$14,980

EUR/JPY (Call)	Jun-17/JPY 127.50	5,130,600	6,907

USD/MXN (Put)	Apr-17/MXN 19.00	$5,406,700	96,477

Total purchased options outstanding (cost $1,230,957)			$1,060,731

COMMON STOCKS (0.1%)*	Shares	Value

CHC Group, LLC (Units) †	697	$8,364

Halcon Resources Corp. †	11,307	87,064

Milagro Oil & Gas, Inc. (Units) F	73	5,913

SandRidge Energy, Inc. †	3,589	66,361

Tervita Corp. Class A (Canada)	191	1,400

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	9,820	12,766

Tribune Media Co. Class 1C F	40,066	10,017

Total common stocks (cost $252,215)		$191,885

	Principal
CONVERTIBLE BONDS AND NOTES (0.0%)*	amount	Value

CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 9/15/20
(Cayman Islands)	$35,887	$64,597

Total convertible bonds and notes (cost $24,969)		$64,597

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	3,071	$5,405

Total warrants (cost $—)				$5,405

	Principal amount/
SHORT-TERM INVESTMENTS (7.8%)*		shares	Value

Putnam Short Term Investment Fund 0.87% L	Shares	11,163,802	$11,163,802

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P		480,000	480,000

U.S. Treasury Bills 0.773%, 7/13/17 # ∆ §		6,676,000	6,661,486

U.S. Treasury Bills 0.523%, 5/18/17 ∆ §		682,000	681,384

U.S. Treasury Bills 0.509%, 5/11/17 §		322,000	321,756

U.S. Treasury Bills 0.509%, 5/4/17		39,000	38,977

U.S. Treasury Bills 0.566%, 4/6/17 ∆ §		1,625,000	1,624,917

Total short-term investments (cost $20,972,494)			$20,972,322

TOTAL INVESTMENTS

Total investments (cost $515,857,027)			$515,594,527

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro

46 Master Intermediate Income Trust

GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $269,452,068.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Master Intermediate Income Trust 47

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $204,528,813 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	90.5%	Mexico	0.9%

Greece	1.4	Canada	0.8

Russia	1.3	Other	2.9

Argentina	1.3	Total	100.0%

Brazil	0.9

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $191,891,955) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$1,652,080	$1,567,860	$84,220

	Brazilian Real	Buy	4/3/17	1,383,569	1,333,559	50,010

	Brazilian Real	Sell	4/3/17	1,383,569	1,397,226	13,657

	Brazilian Real	Buy	7/3/17	2,695,311	2,708,804	(13,493)

	British Pound	Buy	6/21/17	8,536	8,407	129

	Canadian Dollar	Buy	4/19/17	1,645,464	1,629,408	16,056

	Canadian Dollar	Sell	4/19/17	1,645,464	1,646,174	710

	Chilean Peso	Buy	7/19/17	2,697,170	2,690,429	6,741

	Euro	Buy	6/21/17	1,485,218	1,462,781	22,437

	Hong Kong Dollar	Sell	5/17/17	289,587	289,971	384

	Indian Rupee	Buy	5/17/17	1,409,000	1,354,406	54,594

	Japanese Yen	Buy	5/17/17	39,473	46,826	(7,353)

	Mexican Peso	Buy	7/19/17	1,335,059	1,325,730	9,329

	New Zealand Dollar	Sell	4/19/17	399,064	393,673	(5,391)

	Norwegian Krone	Sell	6/21/17	1,435,179	1,457,631	22,452

	Singapore Dollar	Sell	5/17/17	1,380,612	1,348,045	(32,567)

	Swedish Krona	Buy	6/21/17	1,406,318	1,394,632	11,686

48 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $191,891,955) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	4/19/17	$2,890,723	$2,882,489	$8,234

	British Pound	Buy	6/21/17	36,653	24,014	12,639

	Canadian Dollar	Buy	4/19/17	658,727	652,185	6,542

	Canadian Dollar	Sell	4/19/17	658,727	659,091	364

	Euro	Buy	6/21/17	810,119	816,608	(6,489)

	Japanese Yen	Sell	5/17/17	1,138,365	1,100,154	(38,211)

	New Zealand Dollar	Sell	4/19/17	791,261	773,206	(18,055)

	Swedish Krona	Buy	6/21/17	1,369,699	1,357,915	11,784

	Swiss Franc	Buy	6/21/17	131,189	130,097	1,092

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	390,221	302,229	87,992

	Brazilian Real	Buy	4/3/17	1,764,426	1,755,531	8,895

	Brazilian Real	Sell	4/3/17	1,349,997	1,265,461	(84,536)

	British Pound	Sell	6/21/17	1,314,738	1,291,252	(23,486)

	Canadian Dollar	Buy	4/19/17	2,134,658	2,153,185	(18,527)

	Canadian Dollar	Sell	4/19/17	2,134,658	2,111,727	(22,931)

	Euro	Sell	6/21/17	1,183,270	1,173,270	(10,000)

	Indonesian Rupiah	Buy	5/17/17	1,336,634	1,327,453	9,181

	Japanese Yen	Buy	5/17/17	59,155	58,129	1,026

	Mexican Peso	Buy	4/19/17	356,106	317,445	38,661

	New Zealand Dollar	Sell	4/19/17	2,887,556	2,912,145	24,589

	Norwegian Krone	Sell	6/21/17	1,964,369	2,003,797	39,428

	South African Rand	Buy	4/19/17	1,385,222	1,357,410	27,812

	South African Rand	Sell	7/19/17	2,632,846	2,659,571	26,725

	Swedish Krona	Buy	6/21/17	2,724,196	2,674,208	49,988

Credit Suisse International

	Australian Dollar	Buy	4/19/17	2,696,262	2,687,774	8,488

	Canadian Dollar	Buy	4/19/17	1,285,939	1,273,003	12,936

	Canadian Dollar	Sell	4/19/17	1,285,939	1,286,609	670

	Euro	Sell	6/21/17	1,374,504	1,367,114	(7,390)

	Hong Kong Dollar	Buy	5/17/17	357,221	357,770	(549)

	New Zealand Dollar	Sell	4/19/17	1,999,315	2,034,469	35,154

	Norwegian Krone	Sell	6/21/17	1,321,138	1,335,310	14,172

	Swedish Krona	Buy	6/21/17	1,378,459	1,366,607	11,852

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	5,178,662	5,142,123	36,539

	Australian Dollar	Sell	4/19/17	5,178,662	5,103,015	(75,647)

	British Pound	Sell	6/21/17	35,021	34,461	(560)

	Canadian Dollar	Buy	4/19/17	490,623	466,886	23,737

	Euro	Sell	6/21/17	1,377,609	1,366,105	(11,504)

	Indian Rupee	Buy	5/17/17	2,763,159	2,694,196	68,963

	Japanese Yen	Sell	5/17/17	1,536,608	1,525,994	(10,614)

	New Zealand Dollar	Sell	4/19/17	3,301,265	3,318,585	17,320

	Norwegian Krone	Sell	6/21/17	366,555	372,597	6,042

Master Intermediate Income Trust 49

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $191,891,955) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	South African Rand	Sell	7/19/17	$1,250,783	$1,291,366	$40,583

	South Korean Won	Sell	5/17/17	57,221	12,853	(44,368)

	Swedish Krona	Buy	6/21/17	3,392,674	3,357,750	34,924

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	1,408,888	1,412,255	(3,367)

	Australian Dollar	Sell	4/19/17	1,408,890	1,383,861	(25,029)

	Canadian Dollar	Buy	4/19/17	2,004,011	1,991,157	12,854

	Canadian Dollar	Sell	4/19/17	2,004,011	2,004,398	387

	Euro	Sell	6/21/17	690,089	684,308	(5,781)

	Hong Kong Dollar	Buy	5/17/17	50,388	50,553	(165)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	5,549,177	5,438,529	110,648

	Brazilian Real	Buy	4/3/17	1,381,908	1,318,628	63,280

	Brazilian Real	Sell	4/3/17	1,383,066	1,360,328	(22,738)

	British Pound	Sell	6/21/17	202,094	198,893	(3,201)

	Canadian Dollar	Buy	4/19/17	1,817,028	1,799,043	17,985

	Canadian Dollar	Sell	4/19/17	1,817,028	1,819,079	2,051

	Czech Koruna	Buy	7/19/17	1,374,660	1,384,371	(9,711)

	Czech Koruna	Sell	7/19/17	1,374,660	1,364,311	(10,349)

	Euro	Buy	6/21/17	1,792,273	1,789,051	3,222

	Euro	Sell	7/19/17	4,707,886	4,688,155	(19,731)

	Hong Kong Dollar	Buy	5/17/17	21,445	21,704	(259)

	Indonesian Rupiah	Buy	5/17/17	1,337,600	1,325,296	12,304

	Indonesian Rupiah	Sell	5/17/17	1,339,371	1,322,373	(16,998)

	Japanese Yen	Sell	5/17/17	178,352	156,824	(21,528)

	New Zealand Dollar	Sell	4/19/17	3,167,987	3,180,859	12,872

	Norwegian Krone	Buy	6/21/17	507,743	515,930	(8,187)

	South Korean Won	Buy	5/17/17	89,267	175,679	(86,412)

	Swedish Krona	Buy	6/21/17	2,052,929	2,073,301	(20,372)

	Swiss Franc	Buy	6/21/17	64,993	64,538	455

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	1,321,054	1,253,701	67,353

	British Pound	Buy	6/21/17	215,902	195,249	20,653

	Canadian Dollar	Buy	4/19/17	683,999	691,637	(7,638)

	Czech Koruna	Buy	7/19/17	1,374,660	1,383,806	(9,146)

	Czech Koruna	Sell	7/19/17	1,374,660	1,365,677	(8,983)

	Euro	Sell	6/21/17	1,534,579	1,521,552	(13,027)

	Euro	Buy	7/19/17	1,363,978	1,360,067	3,911

	Euro	Sell	7/19/17	1,363,978	1,369,959	5,981

	Japanese Yen	Sell	5/17/17	1,352,962	1,344,221	(8,741)

	New Zealand Dollar	Sell	4/19/17	604,377	540,766	(63,611)

	Norwegian Krone	Buy	6/21/17	654,572	665,308	(10,736)

	Swedish Krona	Buy	6/21/17	2,067,649	2,057,467	10,182

50 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/17 (aggregate face value $191,891,955) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	$1,766,345	$1,772,487	$(6,142)

	British Pound	Sell	6/21/17	1,370,597	1,348,107	(22,490)

	Canadian Dollar	Buy	4/19/17	1,370,856	1,357,504	13,352

	Canadian Dollar	Sell	4/19/17	1,370,856	1,364,041	(6,815)

	Euro	Sell	6/21/17	2,648,144	2,647,374	(770)

	Japanese Yen	Buy	5/17/17	532,014	549,118	(17,104)

	New Zealand Dollar	Sell	4/19/17	1,895,887	1,882,952	(12,935)

	Singapore Dollar	Sell	5/17/17	1,380,683	1,351,096	(29,587)

	Swedish Krona	Buy	6/21/17	2,802,610	2,779,109	23,501

UBS AG

	Australian Dollar	Buy	4/19/17	2,751,255	2,731,071	20,184

	Australian Dollar	Sell	4/19/17	2,751,255	2,756,718	5,463

	British Pound	Sell	6/21/17	1,679,135	1,652,167	(26,968)

	Canadian Dollar	Buy	4/19/17	3,412,324	3,426,458	(14,134)

	Canadian Dollar	Sell	4/19/17	3,412,324	3,383,012	(29,312)

	Euro	Sell	6/21/17	6,331,475	6,275,198	(56,277)

	Japanese Yen	Buy	5/17/17	664,389	671,163	(6,774)

	New Zealand Dollar	Sell	4/19/17	3,936,194	3,921,010	(15,184)

	Norwegian Krone	Buy	6/21/17	1,326,092	1,347,864	(21,772)

	Swedish Krona	Buy	6/21/17	4,044,046	4,011,668	32,378

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	7,944	17,128	(9,184)

	Canadian Dollar	Buy	4/19/17	1,245,324	1,246,108	(784)

	Canadian Dollar	Sell	4/19/17	1,245,324	1,237,940	(7,384)

	Euro	Sell	6/21/17	1,346,771	1,335,331	(11,440)

	New Zealand Dollar	Sell	4/19/17	1,319,609	1,345,776	26,167

Total						$321,483

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-OAT 10 yr (Short)	17	$2,666,658	Jun-17	$(34,670)

Total				$(34,670)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $3,314,802) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.8625/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8625	$18,489,800	$18

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	12,326,500	17,011

(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475	24,653,000	17,997

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	12,326,500	18,983

Master Intermediate Income Trust 51

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $3,314,802) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A. cont.

(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01		$24,653,000	$30,323

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993		36,979,500	50,662

Barclays Bank PLC

2.83/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.83		18,489,800	74

2.715/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.715		18,489,800	740

(2.13975)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.13975		36,979,500	1,109

1.736/3 month USD-LIBOR-BBA/Sep-18	Sep-17/1.736		36,972,000	22,183

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905		12,326,500	63,358

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40		12,326,500	83,204

(2.435)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.435		18,489,800	118,889

Citibank, N.A.

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942		12,326,500	12

(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652		12,326,500	12

2.8945/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8945		18,489,800	370

2.7655/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.7655		18,489,800	1,479

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625		49,306,000	49,799

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206		24,653,000	96,640

Credit Suisse International

2.81/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.81		24,653,000	25

2.695/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.695		24,653,000	247

(2.43)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.43		24,653,000	136,331

Goldman Sachs International

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875		36,979,500	37

(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125		36,979,500	740

JPMorgan Chase Bank N.A.

(2.06)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.06		36,979,500	8,135

(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69		12,326,500	14,545

(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05		12,326,500	24,160

(1.389)/6 month EUR-EURIBOR-Reuters/Jun-47	Jun-17/1.389	EUR	1,626,800	49,305

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657		12,326,500	191,061

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		6,568,000	309,524

Total				$1,306,973

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $1,179,685) (Unaudited)

	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Apr-17/$94.23		$15,000,000	$315

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.20		14,000,000	85,428

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.32		14,000,000	78,092

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.45		14,000,000	71,204

52 Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $1,179,685) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/$99.88	$14,000,000	$50,442

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.01	14,000,000	45,416

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.13	14,000,000	40,782

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	May-17/98.95	61,000,000	338,672

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.38	14,000,000	9,926

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.26	14,000,000	8,414

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.13	14,000,000	7,112

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.81	14,000,000	4,592

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.69	14,000,000	3,850

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.56	14,000,000	3,234

EUR/JPY (Put)	Jun-17/JPY 115.30	5,130,600	$54,717

USD/MXN (Put)	Apr-17/MXN 18.25	5,406,700	12,581

Total			$814,777

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$3,698,000	$(396,795)	$(7,506)

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(14,200)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	3,698,000	(130,355)	(16,641)

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	3,698,000	(396,795)	(32,868)

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	3,698,000	334,114	47,667

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	3,698,000	334,114	24,111

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	(851)

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	3,698,000	(51,587)	(10,243)

Master Intermediate Income Trust 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Goldman Sachs International

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	$739,600	$(93,375)	$1,109

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	739,600	(93,375)	(1,058)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	3,698,000	(516,333)	(12,721)

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	3,698,000	(516,333)	(40,456)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	3,698,000	351,125	49,886

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	3,698,000	351,125	15,901

Total			$(1,006,412)	$2,130

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $225,993,477) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 4/1/47	$81,000,000	4/12/17	$82,860,472

Federal National Mortgage Association, 3.00%, 5/1/47	73,000,000	5/11/17	72,252,889

Federal National Mortgage Association, 3.00%, 4/1/47	73,000,000	4/12/17	72,384,063

Total			$227,497,424

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N. A.

MXN	37,435,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(163,854)
				BANXICO

MXN	40,660,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(107,370)
				BANXICO

MXN	16,432,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(44,631)
				BANXICO

MXN	17,033,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(39,764)
				BANXICO

Total		$—				$(355,619)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$227,010,200 E	$(13,330)	6/21/19	1.75%	3 month USD-	$(107,765)
					LIBOR-BBA

	34,224,500 E	23,737	6/21/22	2.20%	3 month USD-	(107,480)
					LIBOR-BBA

54 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$5,404,300 E	$3,709	6/21/27	2.50%	3 month USD-	$(30,343)
					LIBOR-BBA

	9,039,100 E	64,328	6/21/47	3 month USD-	2.70%	123,155
				LIBOR-BBA

	558,000 E	(1,323)	6/21/27	3 month USD-	2.65%	9,760
				LIBOR-BBA

	15,737,000 E	104,583	6/21/22	2.30%	3 month USD-	(30,819)
					LIBOR-BBA

	6,155,500 E	(82)	4/4/27	3 month USD-	2.39859%	4,098
				LIBOR-BBA

AUD	3,652,000 E	(10)	2/13/20	3 month AUD-BBR-	2.388%	1,357
				BBSW

AUD	3,657,000 E	(10)	2/15/20	3 month AUD-BBR-	2.446%	2,870
				BBSW

AUD	3,652,000 E	(10)	2/15/20	3 month AUD-BBR-	2.475%	3,645
				BBSW

AUD	3,657,000 E	(9)	2/16/20	3 month AUD-BBR-	2.516%	4,685
				BBSW

AUD	16,515,000 E	(13,747)	6/28/22	2.60%	6 month AUD-	(21,999)
					BBR-BBSW

AUD	2,529,000 E	(4,232)	6/28/27	3.00%	6 month AUD-	(3,479)
					BBR-BBSW

CAD	11,902,000 E	(14,571)	6/21/22	3 month CAD-BA-	1.70%	66,551
				CDOR

CAD	5,792,000 E	(48,672)	6/21/27	3 month CAD-BA-	2.15%	30,369
				CDOR

CHF	2,955,000 E	52,381	6/21/27	6 month CHF-	0.10%	33,105
				LIBOR-BBA

CHF	3,643,000 E	35,708	6/21/22	0.40%	6 month CHF-	16,163
					LIBOR-BBA

EUR	1,922,000 E	(40)	1/24/32	6 month EUR-	1.665%	5,002
				EURIBOR-REUTERS

EUR	3,849,000 E	(15)	2/18/20	1 Day Euribor rate	0.124%	1,089

EUR	3,849,000 E	(15)	2/18/20	1 Day Euribor rate	0.104%	252

EUR	42,227,000 E	(423)	6/21/22	0.40%	6 month EUR-	(370,851)
					EURIBOR-
					REUTERS

EUR	47,000 E	(284)	6/21/27	6 month EUR-	1.00%	617
				EURIBOR-REUTERS

EUR	15,396,000 E	(62)	3/22/20	0.028%	1 Day Euribor rate	(19,147)

GBP	1,747,000 E	(32)	1/19/32	1.912%	6 month GBP-	(49,863)
					LIBOR-BBA

GBP	3,234,000 E	(15)	2/11/20	0.918%	6 month GBP-	(3,107)
					LIBOR-BBA

GBP	3,234,000 E	(15)	2/14/20	0.955%	6 month GBP-	(4,541)
					LIBOR-BBA

GBP	10,330,000 E	(98,537)	6/21/22	0.80%	6 month GBP-	(41,616)
					LIBOR-BBA

GBP	8,000 E	46	6/21/27	6 month GBP-	1.25%	71
				LIBOR-BBA

Master Intermediate Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

HUF	262,700,000	$(12)	2/28/27	6 month HUF-	2.65%	$11,498
				BUBOR-NATIONAL
				BANK OF HUNGARY

HUF	1,214,100,000	(16)	2/28/19	0.715%	6 month	(21,562)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	752,300,000	(10)	3/1/19	0.69%	6 month	(11,986)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	170,860,000	(8)	3/1/27	6 month HUF-	2.60%	4,633
				BUBOR-NATIONAL
				BANK OF HUNGARY

HUF	574,530,000	(7)	3/20/19	0.745%	6 month	(10,950)
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY

HUF	127,810,000	(6)	3/20/27	6 month HUF-	2.905%	14,755
				BUBOR-NATIONAL
				BANK OF HUNGARY

JPY	511,900,000	(30)	2/19/20	6 month JPY-	1.3975%	184,547
				LIBOR-BBA

MXN	13,775,000	(10)	12/3/26	7.715%	1 month MXN-	(17,478)
					TIIE-BANXICO

MXN	9,710,000	(6)	12/24/26	8.12%	1 month MXN-	(27,422)
					TIIE-BANXICO

MXN	11,645,000	(7)	1/7/27	8.20%	1 month MXN-	(36,923)
					TIIE-BANXICO

MXN	15,135,000	(16)	3/9/32	1 month MXN-	7.67%	3,052
				TIIE-BANXICO

MXN	7,370,000	(8)	3/12/32	1 month MXN-	7.67%	1,432
				TIIE-BANXICO

NOK	559,000 E	(142)	6/21/22	6 month NOK-	1.75%	531
				NIBOR-NIBR

NOK	22,920,000 E	6,466	6/21/27	6 month NOK-	2.10%	43,672
				NIBOR-NIBR

NZD	10,370,000 E	(28)	2/13/20	3 month NZD-	3.14%	11,065
				BBR-FRA

NZD	11,733,000 E	(76)	6/21/22	3 month NZD-	3.20%	74,983
				BBR-FRA

NZD	10,592,000 E	(80,742)	6/21/27	3 month NZD-	3.75%	75,436
				BBR-FRA

NZD	10,370,000 E	(27)	3/29/20	3 month NZD-	3.0475%	1,514
				BBR-FRA

SEK	25,880,000 E	(2,206)	6/21/22	0.55%	3 month SEK-	(22,599)
					STIBOR-SIDE

SEK	33,360,000 E	(19,512)	6/21/27	3 month SEK-	1.35%	46,079
				STIBOR-SIDE

SEK	74,671,000 E	(32)	3/22/20	3 month SEK-	0.513%	14,018
				STIBOR-SIDE

56 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

ZAR	7,487,000	$(7)	10/11/26	8.32625%	3 month ZAR-	$(9,119)
					JIBAR-SAFEX

ZAR	29,770,000	(9)	3/9/19	3 month ZAR-	7.305%	(2,011)
				JIBAR-SAFEX

ZAR	60,200,000	(18)	3/24/19	3 month ZAR-	7.11%	(19,320)
				JIBAR-SAFEX

ZAR	13,790,000	(15)	3/24/27	7.785%	3 month ZAR-	26,088
					JIBAR-SAFEX

Total		$(7,426)				$(154,288)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$300,876	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(2,316)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

111,244	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,134
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

277,265	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(541)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

264,577	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,697
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

31,840	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(104)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

139,313	—	1/12/41	5.00% (1 month	Synthetic MBX Index	576
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

660,204	—	1/12/40	4.00% (1 month	Synthetic MBX Index	6,730
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

518,232	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,522
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

311,034	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,248)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

400,146	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(3,493)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

241,018	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,104)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Master Intermediate Income Trust 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$305,518	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(2,667)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	477,083	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,556)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	68,435	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(223)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,146,799	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	8,582
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	972,718	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	7,182
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,949,755	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	14,396
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	170,473	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	1,515
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,027,086	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,404
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	8,471,599	—	1/12/41	5.00% (1 month	Synthetic MBX Index	74,688
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	5,156,797	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(26,041)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	2,881,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	12,586
					HICP excluding
					tobacco

EUR	1,441,000	—	9/15/17	(0.46%)	Eurostat Eurozone	7,454
					HICP excluding
					tobacco

EUR	2,049,000	—	9/15/17	(0.435%)	Eurostat Eurozone	11,699
					HICP excluding
					tobacco

GBP	2,120,000	—	11/3/26	3.4531%	GBP Non-revised UK	(12,205)
					Retail Price Index

Citibank, N.A.

	526,359	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,641
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,128,073	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,945
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	105,362	—	1/12/41	5.00% (1 month	Synthetic MBX Index	929
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

58 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$451,229	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$3,978
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

348,936	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,762)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

673,313	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(5,877)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

715,198	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	5,352
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

792,809	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	5,933
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

700,609	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(6,115)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

264,016	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

228,730	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(1,712)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

601,886	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(5,351)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

201,326	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,790)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

368,139	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(3,273)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,575,593	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(22,639)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

665,723	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(5,852)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

664,818	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(7,675)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,275,866	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,420
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

348,936	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,762)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$382,720	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(747)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

157,414	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(513)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

746,881	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(5,749)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

746,881	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(5,749)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

239,763	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,211)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

90,069	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(455)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

679,298	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,518)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

20,651	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(40)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

176,041	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(344)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

467,425	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,132)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

185,055	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(361)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

370,109	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(722)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

11,820	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(39)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

169,234	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(855)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

328,436	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,659)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

203,037	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,025)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

60 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$15,615	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(79)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	41,611	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(210)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,742,507	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(13,414)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,517,896	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,685)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,139,579	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	8,528
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,633,699	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(12,225)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,290,917	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(9,660)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	597,206	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(4,469)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	660,654	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(5,807)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	750,397	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	6,671
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	3,494,764	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(30,718)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,182,693	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	8,776
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

	2,900,112	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	21,412
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

EUR	10,371,000	—	8/10/17	(0.63%)	Eurostat Eurozone	9,769
					HICP excluding
					tobacco

EUR	3,424,000	—	8/11/17	(0.63%)	Eurostat Eurozone	3,225
					HICP excluding
					tobacco

EUR	2,881,000	—	8/31/17	(0.27%)	Eurostat Eurozone	24,978
					HICP excluding
					tobacco

Master Intermediate Income Trust 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

EUR	2,881,000	$—	9/1/17	(0.37%)	Eurostat Eurozone	$18,800
					HICP excluding
					tobacco

GBP	1,060,000	—	11/10/26	3.56%	GBP Non-revised UK	11,695
					Retail Price Index

GBP	1,060,000	—	11/18/26	3.52%	GBP Non-revised UK	5,017
					Retail Price Index

JPMorgan Chase Bank N.A.

	$2,285,175	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,872)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,306,867	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,649)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,001,847	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,780)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,240,545	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,159)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,139,579	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	8,533
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

JPMorgan Securities LLC

	1,615,267	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(11,924)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	250,481	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	2,227
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	5,055,040	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	38,913
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$—				$71,882

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$4,375	$64,000	5/11/63	300 bp	$(3,774)

CMBX NA BBB– Index	BBB–/P	8,497	141,000	5/11/63	300 bp	(9,455)

CMBX NA BBB– Index	BBB–/P	17,409	282,000	5/11/63	300 bp	(18,494)

CMBX NA BBB– Index	BBB–/P	16,587	291,000	5/11/63	300 bp	(20,462)

62 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International

CMBX NA BBB– Index	—	$(17,851)	$265,000	1/17/47	(300 bp)	$6,189

CMBX NA BB Index	—	(72,135)	514,000	1/17/47	(500 bp)	17,932

CMBX NA BB Index	—	(47,639)	2,699,000	5/11/63	(500 bp)	500,603

CMBX NA BB Index	—	(88,569)	541,000	1/17/47	(500 bp)	6,229

CMBX NA BB Index	—	(1,359)	140,000	1/17/47	(500 bp)	23,173

CMBX NA BB Index	—	(26,174)	138,000	1/17/47	(500 bp)	(1,992)

CMBX NA BBB– Index	BBB–/P	3,573	73,000	5/11/63	300 bp	(5,721)

CMBX NA BBB– Index	BBB–/P	16,378	177,000	5/11/63	300 bp	(6,157)

CMBX NA BBB– Index	BBB–/P	26,552	201,000	5/11/63	300 bp	961

CMBX NA BBB– Index	BBB–/P	19,904	253,000	5/11/63	300 bp	(12,307)

CMBX NA BBB– Index	BBB–/P	22,044	265,000	5/11/63	300 bp	(11,695)

CMBX NA BBB– Index	BBB–/P	36,946	303,000	5/11/63	300 bp	(1,757)

CMBX NA BBB– Index	BBB–/P	37,500	308,000	5/11/63	300 bp	(1,714)

CMBX NA BBB– Index	BBB–/P	43,743	358,000	5/11/63	300 bp	(1,836)

CMBX NA BBB– Index	BBB–/P	49,135	531,000	5/11/63	300 bp	(18,471)

CMBX NA BBB– Index	BBB–/P	70,756	834,000	5/11/63	300 bp	(35,426)

CMBX NA BBB– Index	BBB–/P	73,145	1,491,000	5/11/63	300 bp	(116,684)

CMBX NA BBB– Index	BBB–/P	68,630	1,045,000	1/17/47	300 bp	(26,169)

CMBX NA BBB– Index	BBB–/P	997,481	13,495,000	1/17/47	300 bp	(226,740)

Goldman Sachs International

CMBX NA BB Index	—	(125,419)	1,226,000	5/11/63	(500 bp)	123,616

CMBX NA BB Index	—	(32,233)	213,000	1/17/47	(500 bp)	5,091

CMBX NA BB Index	—	(8,913)	61,000	5/11/63	(500 bp)	3,478

CMBX NA BB Index	—	(75,236)	445,000	1/17/47	(500 bp)	2,740

CMBX NA BB Index	—	(25,381)	125,000	1/17/47	(500 bp)	(3,478)

CMBX NA BBB– Index	BBB–/P	6,758	78,000	5/11/63	300 bp	(3,173)

CMBX NA BBB– Index	BBB–/P	10,295	122,000	5/11/63	300 bp	(5,237)

CMBX NA BBB– Index	BBB–/P	9,733	123,000	5/11/63	300 bp	(5,927)

CMBX NA BBB– Index	BBB–/P	15,274	181,000	5/11/63	300 bp	(7,770)

CMBX NA BBB– Index	BBB–/P	15,166	183,000	5/11/63	300 bp	(8,133)

CMBX NA BBB– Index	BBB–/P	11,095	226,000	5/11/63	300 bp	(17,679)

CMBX NA BBB– Index	BBB–/P	16,691	245,000	5/11/63	300 bp	(14,502)

CMBX NA BBB– Index	BBB–/P	22,538	261,000	5/11/63	300 bp	(10,692)

CMBX NA BBB– Index	BBB–/P	13,442	271,000	5/11/63	300 bp	(21,061)

CMBX NA BBB– Index	BBB–/P	13,211	271,000	5/11/63	300 bp	(21,292)

CMBX NA BBB– Index	BBB–/P	14,449	277,000	5/11/63	300 bp	(20,818)

CMBX NA BBB– Index	BBB–/P	36,039	296,000	5/11/63	300 bp	(1,647)

CMBX NA BBB– Index	BBB–/P	37,011	765,000	5/11/63	300 bp	(60,386)

CMBX NA BBB– Index	—	(24,863)	369,000	1/17/47	(300 bp)	8,611

CMBX NA BBB– Index	—	(17,723)	261,000	1/17/47	(300 bp)	5,954

CMBX NA BBB– Index	—	(14,964)	184,000	1/17/47	(300 bp)	1,728

CMBX NA BBB– Index	—	(16,199)	156,000	1/17/47	(300 bp)	(2,048)

CMBX NA BBB– Index	—	(9,453)	137,000	1/17/47	(300 bp)	2,975

CMBX NA BBB– Index	BBB–/P	51,111	600,000	1/17/47	300 bp	(3,319)

Master Intermediate Income Trust 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BBB– Index	BBB–/P	$56,109	$805,000	1/17/47	300 bp	$(16,918)

CMBX NA BBB– Index	BBB–/P	90,359	1,040,000	1/17/47	300 bp	(3,986)

CMBX NA BBB– Index	BBB–/P	206,370	2,792,000	1/17/47	300 bp	(46,911)

JPMorgan Securities LLC

CMBX NA BB Index	—	(83,798)	596,000	5/11/63	(500 bp)	37,266

CMBX NA BB Index	—	(53,936)	372,000	5/11/63	(500 bp)	21,628

CMBX NA BB Index	—	(37,251)	259,000	5/11/63	(500 bp)	15,359

CMBX NA BB Index	—	(15,954)	120,000	5/11/63	(500 bp)	8,421

CMBX NA BB Index	—	(89,046)	570,000	1/17/47	(500 bp)	10,833

CMBX NA BB Index	—	(63,627)	387,000	1/17/47	(500 bp)	4,186

CMBX NA BB Index	—	(59,921)	375,000	1/17/47	(500 bp)	5,789

CMBX NA BB Index	—	(14,429)	95,000	1/17/47	(500 bp)	2,217

CMBX NA BBB– Index	BBB–/P	8,358	58,000	5/11/63	300 bp	974

CMBX NA BBB– Index	BBB–/P	14,611	118,000	5/11/63	300 bp	(461)

CMBX NA BBB– Index	BBB–/P	8,493	123,000	5/11/63	300 bp	(7,167)

CMBX NA BBB– Index	BBB–/P	9,499	154,000	5/11/63	300 bp	(10,107)

CMBX NA BBB– Index	BBB–/P	13,220	155,000	5/11/63	300 bp	(6,514)

CMBX NA BBB– Index	BBB–/P	22,776	156,000	5/11/63	300 bp	2,915

CMBX NA BBB– Index	BBB–/P	6,936	157,000	5/11/63	300 bp	(13,053)

CMBX NA BBB– Index	BBB–/P	15,579	183,000	5/11/63	300 bp	(7,720)

CMBX NA BBB– Index	BBB–/P	19,653	307,000	5/11/63	300 bp	(19,433)

CMBX NA BBB– Index	BBB–/P	16,411	308,000	5/11/63	300 bp	(22,803)

CMBX NA BBB– Index	BBB–/P	15,686	308,000	5/11/63	300 bp	(23,527)

CMBX NA BBB– Index	BBB–/P	30,622	312,000	5/11/63	300 bp	(9,100)

CMBX NA BBB– Index	BBB–/P	36,385	320,000	5/11/63	300 bp	(4,356)

CMBX NA BBB– Index	BBB–/P	43,710	353,000	5/11/63	300 bp	(1,380)

CMBX NA BBB– Index	BBB–/P	30,123	368,000	5/11/63	300 bp	(16,730)

CMBX NA BBB– Index	BBB–/P	46,308	395,000	5/11/63	300 bp	(3,982)

CMBX NA BBB– Index	BBB–/P	56,090	1,014,000	5/11/63	300 bp	(73,009)

CMBX NA BBB– Index	BBB–/P	90,887	1,159,000	5/11/63	300 bp	(56,669)

CMBX NA BBB– Index	—	(118,259)	1,284,000	1/17/47	(300 bp)	(1,781)

CMBX NA BBB– Index	—	(42,678)	513,000	1/17/47	(300 bp)	3,860

CMBX NA BBB– Index	—	(18,115)	229,000	1/17/47	(300 bp)	2,659

CMBX NA BBB– Index	—	(8,285)	154,000	1/17/47	(300 bp)	5,686

Total		$1,414,243				$240,550

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

64 Master Intermediate Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$1,064,362	$15,051,960	12/20/21	500 bp	$(144,532)

Total		$1,064,362				$(144,532)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Master Intermediate Income Trust 65

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$10,017

Energy	153,425	1,400	5,913

Health care	—	8,364	—

Utilities and power	—	12,766	—

Total common stocks	153,425	22,530	15,930

Convertible bonds and notes	—	64,597	—

Corporate bonds and notes	—	90,351,912	2

Foreign government and agency bonds and notes		19,723,872

Mortgage-backed securities	—	137,227,764	—

Purchased options outstanding	—	1,060,731	—

Purchased swap options outstanding	—	970,972	—

Senior loans	—	5,389,397	—

U.S. government and agency mortgage obligations	—	239,635,668	—

Warrants	5,405	—	—

Short-term investments	11,643,802	9,328,520	—

Totals by level	$11,802,632	$503,775,963	$15,932

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$321,483	$—

Futures contracts	(34,670)	—	—

Written options outstanding	—	(814,777)	—

Written swap options outstanding	—	(1,306,973)	—

Forward premium swap option contracts	—	2,130	—

TBA sale commitments	—	(227,497,424)	—

Interest rate swap contracts	—	(502,481)	—

Total return swap contracts	—	71,882	—

Credit default contracts	—	(2,863,687)	—

Totals by level	$(34,670)	$(232,589,847)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

66 Master Intermediate Income Trust

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $504,693,225)	$504,430,725
Affiliated issuers (identified cost $11,163,802) (Notes 1 and 5)	11,163,802

Cash	99,191

Foreign currency (cost $231,753) (Note 1)	231,811

Dividends, interest and other receivables	3,458,689

Receivable for investments sold	2,930,405

Receivable for sales of delayed delivery securities (Note 1)	167,485,903

Receivable for variation margin (Note 1)	1,161,770

Unrealized appreciation on forward premium swap option contracts (Note 1)	138,674

Unrealized appreciation on forward currency contracts (Note 1)	1,423,920

Unrealized appreciation on OTC swap contracts (Note 1)	1,197,980

Premium paid on OTC swap contracts (Note 1)	1,209,410

Prepaid assets	39,122

Total assets	694,971,402

LIABILITIES

Payable for investments purchased	5,539,811

Payable for purchases of delayed delivery securities (Note 1)	180,512,999

Payable for compensation of Manager (Note 2)	502,205

Payable for custodian fees (Note 2)	74,010

Payable for investor servicing fees (Note 2)	22,507

Payable for Trustee compensation and expenses (Note 2)	169,501

Payable for administrative services (Note 2)	1,009

Payable for variation margin (Note 1)	1,254,740

Distributions payable to shareholders	1,397,216

Unrealized depreciation on OTC swap contracts (Note 1)	1,722,267

Premium received on OTC swap contracts (Note 1)	2,623,653

Unrealized depreciation on forward currency contracts (Note 1)	1,102,437

Unrealized depreciation on forward premium swap option contracts (Note 1)	136,544

Written options outstanding, at value (premiums $4,494,487) (Notes 1 and 3)	2,121,750

TBA sale commitments, at value (proceeds receivable $225,993,477) (Note 1)	227,497,424

Collateral on certain derivative contracts, at value (Note 1)	675,219

Other accrued expenses	166,042

Total liabilities	425,519,334

Net assets	$269,452,068

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$419,350,288

Undistributed net investment income (Note 1)	1,003,109

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(150,973,942)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	72,613

Total — Representing net assets applicable to capital shares outstanding	$269,452,068

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($269,452,068 divided by 53,551,623 shares)	$5.03

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 67

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $32,134 from investments in affiliated issuers) (Note 5)	$8,158,607

Dividends	22,782

Total investment income	8,181,389

EXPENSES

Compensation of Manager (Note 2)	996,449

Investor servicing fees (Note 2)	66,947

Custodian fees (Note 2)	46,629

Trustee compensation and expenses (Note 2)	6,952

Administrative services (Note 2)	4,716

Auditing and tax fees	79,090

Other	110,799

Total expenses	1,311,582

Expense reduction (Note 2)	(301)

Net expenses	1,311,281

Net investment income	6,870,108

Net realized loss on investments (Notes 1 and 3)	(4,185,013)

Net realized gain on swap contracts (Note 1)	8,034,863

Net realized gain on futures contracts (Note 1)	21,220

Net realized gain on foreign currency transactions (Note 1)	2,186,462

Net realized loss on written options (Notes 1 and 3)	(1,507,913)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(480,104)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	6,370,664

Net gain on investments	10,440,179

Net increase in net assets resulting from operations	$17,310,287

The accompanying notes are an integral part of these financial statements.

68 Master Intermediate Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$6,870,108	$15,350,484

Net realized gain (loss) on investments
and foreign currency transactions	4,549,619	(18,656,701)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,890,560	10,365,885

Net increase in net assets resulting from operations	17,310,287	7,059,668

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(8,378,917)	(16,980,534)

Decrease from shares repurchased (Note 4)	(2,713,320)	(4,916,584)

Total increase (decrease) in net assets	6,218,050	(14,837,450)

NET ASSETS

Beginning of period	263,234,018	278,071,468

End of period (including undistributed net investment
income of $1,003,109 and $2,511,918, respectively)	$269,452,068	$263,234,018

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	54,159,566	55,281,859

Shares repurchased (Note 4)	(607,943)	(1,122,293)

Shares outstanding at end of period	53,551,623	54,159,566

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 69

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months
	ended**			Year ended

	3/31/17	9/30/16	9/30/15	9/30/14	9/30/13	9/30/12

Net asset value, beginning of period	$4.86	$5.03	$5.65	$5.50	$5.42	$5.34
Investment operations:

Net investment income[a]	.13	.28	.25	.29	.30	.27

Net realized and unrealized
gain (loss) on investments	.19	(.15)	(.58)	.12	.06	.15

Total from investment operations	.32	.13	(.33)	.41	.36	.42
Less distributions:

From net investment income	(.16)	(.31)	(.31)	(.31)	(.31)	(.09)

From return of capital	—	—	—	—	—	(.25)

Total distributions	(.16)	(.31)	(.31)	(.31)	(.31)	(.34)

Increase from shares repurchased	.01	.01	.02	.05	.03	—

Net asset value, end of period	$5.03	$4.86	$5.03	$5.65	$5.50	$5.42

Market value, end of period	$4.69	$4.42	$4.51	$5.03	$4.88	$5.18

Total return at market value (%)[b]	9.73*	5.08	(4.37)	9.56	0.15	9.56

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$269,452	$263,234	$278,071	$326,567	$345,144	$356,296

Ratio of expenses to average
net assets (%)[c]	.49*	1.00	.96	.99	.94	.96

Ratio of net investment income
to average net assets (%)	2.56*	5.82	4.58	5.21	5.31	4.94

Portfolio turnover (%)[e]	470*d	823 [d]	724[d]	389[d]	244[e]	157[e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	642%

September 30, 2012	472

The accompanying notes are an integral part of these financial statements.

70 Master Intermediate Income Trust

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 71

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

72 Master Intermediate Income Trust

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Master Intermediate Income Trust 73

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the

74 Master Intermediate Income Trust

payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The

Master Intermediate Income Trust 75

Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,157,167 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,338,273 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $147,245,538 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

76 Master Intermediate Income Trust

Loss carryover

Short-term	Long-term	Total	Expiration

$40,338,097	$32,717,568	$73,055,665	*

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $524,167,799, resulting in gross unrealized appreciation and depreciation of $4,655,489 and $13,228,761, respectively, or net unrealized depreciation of $8,573,272.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average
	net assets,		net assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $5 billion of average	0.450%	of the next $5 billion of average
	net assets,		net assets,

0.525%	of the next $5 billion of average	0.440%	of the next $5 billion of average
	net assets,		net assets,

0.505%	of the next $5 billion of average	0.430%	of the next $8.5 billion of average net
	net assets,		assets and

0.490%	of the next $5 billion of average	0.420%	of any excess thereafter.
	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.370% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Master Intermediate Income Trust 77

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $301 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $208, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$1,453,127,740	$1,524,038,889

U.S. government securities (Long-term)	—	—

Total	$1,453,127,740	$1,524,038,889

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$375,102,000	$2,542,378	$76,000,000	$251,094

Options opened	1,817,314,800	5,437,803	895,816,600	4,684,632

Options exercised	(67,795,800)	(329,340)	—	—

Options expired	(667,491,000)	(1,558,657)	—	—

Options closed	(793,172,400)	(2,777,382)	(717,279,300)	(3,756,041)

Written options outstanding at the
end of the reporting period	$663,957,600	$3,314,802	$254,537,300	$1,179,685

78 Master Intermediate Income Trust

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 607,943 common shares for an aggregate purchase price of $2,713,320, which reflects a weighted-average discount from net asset value per share of 9.25%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades. At the close of the reporting period, Putnam Investments, LLC owned approximately 1,357 shares of the fund (0.003% of the fund’s shares outstanding), valued at $6,826 based on net asset value.

For the previous fiscal year, the fund repurchased 1,122,293 common shares for an aggregate purchase price of $4,916,584, which reflected a weighted-average discount from net asset value per share of 9.25%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$9,455,363	$59,864,354	$58,155,915	$32,134	$11,163,802

Totals	$9,455,363	$59,864,354	$58,155,915	$32,134	$11,163,802

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Master Intermediate Income Trust 79

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$121,000,000

Purchased currency options (contract amount)	$6,900,000

Purchased swap option contracts (contract amount)	$988,800,000

Written TBA commitment option contracts (contract amount) (Note 3)	$166,000,000

Written currency options (contract amount) (Note 3)	$6,800,000

Written swap option contracts (contract amount) (Note 3)	$444,000,000

Futures contracts (number of contracts)	30

Forward currency contracts (contract amount)	$234,900,000

OTC interest rate swap contracts (notional)	$5,300,000

Centrally cleared interest rate swap contracts (notional)	$538,100,000

OTC total return swap contracts (notional)	$112,400,000

OTC credit default contracts (notional)	$43,100,000

Centrally cleared credit default contracts (notional)	$6,500,000

Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$2,026,334	Unrealized depreciation	$4,890,021*

Foreign exchange
contracts	Investments, Receivables	1,527,304	Payables	1,169,735

	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	5,405	Unrealized depreciation	—

	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,353,253*	Unrealized depreciation	3,942,525*

Total		$6,912,296		$10,002,281

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

80 Master Intermediate Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$161,700	$161,700

Foreign exchange
contracts	—	338,821	—	2,195,835	—	2,534,656

Equity contracts	2,516	—	—	—	—	2,516
Interest rate contracts	—	(3,951,109)	21,220	—	7,873,163	3,943,274

Total	$2,516	$(3,612,288)	$21,220	$2,195,835	$8,034,863	$6,642,146

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(488,442)	$(488,442)

Foreign exchange
contracts	—	(15,186)	—	(483,910)	—	(499,096)

Equity contracts	(1,344)	—	—	—	—	(1,344)
Interest rate contracts	—	119,442	98,907	—	(13,090)	205,259

Total	$(1,344)	$104,256	$98,907	$(483,910)	$(501,532)	$(783,623)

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Master Intermediate Income Trust 81

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	GoldmanSachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest rate	—	—	1,154,828	—	—	—	—	—	—	—	—	—	—	—	—	1,154,828
swap contracts§

OTC Total return	—	158,165	—	15,515	24,683	—	118,871	—	8,533	41,140	—	—	—	—	—	366,907
swap contracts*#

OTC Credit default contracts*#	—	—	—	—	805,861	—	499,051	—	—	721,422	—	—	—	—	—	2,026,334

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	6,942	—	—	—	—	6,942

Forward currency contracts #	292,405	40,655	—	314,297	83,272	—	228,108	13,241	222,817	—	—	108,080	36,853	58,025	26,167	1,423,920

Forward premium swap
option contracts #	71,778	—	—	—	—	—	1,109	—	65,787	—	—	—	—	—	—	138,674

Purchased swap options**#	143,728	182,944	—	334,148	3,698	—	10,354	—	296,100	—	—	—	—	—	—	970,972

Purchased options**#	6,907	—	—	—	—	—	96,477	—	957,347	—	—	—	—	—	—	1,060,731

Total Assets	$514,818	$381,764	$1,154,828	$663,960	$917,514	$—	$953,970	$13,241	$1,550,584	$762,562	$6,942	$108,080	$36,853	$58,025	$26,167	$7,149,308

Liabilities:

OTC Interest rate
swap contracts*#	—	—	—	—	—	—	—	—	355,619	—	—	—	—	—	—	355,619

Centrally cleared interest rate	—	—	1,254,538	—	—	—	—	—	—	—	—	—	—	—	—	1,254,538
swap contracts§

OTC Total return	—	52,498	—	—	63,995	1,762	114,386	—	50,460	11,924	—	—	—	—	—	295,025
swap contracts*#

OTC Credit default contracts*#	99,053	—	—	—	1,929,503	—	895,102	—	—	757,469	—	—	—	—	—	3,681,127

Centrally cleared credit
default contracts§	—	—	202	—	—	—	—	—	—	—	—	—	—	—	—	202

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts #	58,804	62,755	—	159,480	7,939	—	142,693	34,342	219,486	—	—	121,882	95,843	170,421	28,792	1,102,437

Forward premium swap
option contracts #	71,215	11,094	—	—	—	—	1,058	—	53,177	—	—	—	—	—	—	136,544

Written swap options #	134,994	289,557	—	148,312	136,603	—	777	—	596,730	—	—	—	—	—	—	1,306,973

Written options #	54,717	—	—	—	—	—	12,581	—	747,479	—	—	—	—	—	—	814,777

Total Liabilities	$418,783	$415,904	$1,254,740	$307,792	$2,138,040	$1,762	$1,166,597	$34,342	$2,022,951	$769,393	$—	$121,882	$95,843	$170,421	$28,792	$8,947,242

Total Financial and	$96,035	$(34,140)	$(99,912)	$356,168	$(1,220,526)	$(1,762)	$(212,627)	$(21,101)	$(472,367)	$(6,831)	$6,942	$(13,802)	$(58,990)	$(112,396)	$(2,625)	$(1,797,934)
Derivative Net Assets

Total collateral
received (pledged)†##	$96,035	$(34,140)	$—	$356,168	$(1,220,526)	$—	$(160,630)	$—	$(472,367)	$—	$—	$—	$—	$(109,747)	$—

Net amount	$—	$—	$(99,912)	$—	$—	$(1,762)	$(51,997)	$(21,101)	$—	$(6,831)	$6,942	$(13,802)	$(58,990)	$(2,649)	$(2,625)

82 Master Intermediate Income Trust	Master Intermediate Income Trust 83

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Shareholder meeting results (Unaudited)

April 28, 2017 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions

44,971,302	1,444,069	918,214

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	45,305,030	2,028,559

Ravi Akhoury	45,252,475	2,081,113

Barbara M. Baumann	45,437,938	1,895,650

Jameson A. Baxter	46,172,434	1,161,154

Katinka Domotorffy	45,434,091	1,899,497

Catharine Bond Hill	45,427,436	1,906,151

Paul L. Joskow	45,378,003	1,955,584

Kenneth R. Leibler	45,429,051	1,904,537

Robert E. Patterson	45,397,426	1,936,162

George Putnam, III	46,170,126	1,163,462

Robert L. Reynolds	45,443,931	1,889,657

Manoj P. Singh	45,265,860	2,067,729

All tabulations are rounded to the nearest whole number.

84 Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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SA713 305760 5/17

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Effective February 28, 2017, Robert Davis and Brett Koslowski were added as portfolio managers of the fund.

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008-Present	Portfolio Manager Previously, Structured Credit Specialist

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that Robert Davis and Brett Kozlowski managed as of the fund's most recent fiscal period-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brett Kozlowski	18*	$7,731,300,000	16	$4,746,700,000	14	$3,086,800,000
Rob Davis	15***	$5,014,900,000	13	$1,891,700,000	10**	$2,295,600,000

*	4 accounts, with total assets of $1,166,400,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $462,800,000 pay an advisory fee based on account performance.

***	2 accounts, with total assets of $468,900,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Brett Kozlowski	2017+	*
	2016	*
Robert Davis	2017+	*
	2016	*

+ For the semi-annual period ended 3/31/17.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 7, 2016	—	—	—	4,405,893
October 8 — October 31, 2016	151,599	$4.43	151,599	5,264,358
November 1 — November 30, 2016	258,789	$4.42	258,789	5,005,569
December 1 — December 31, 2016	180,735	$4.53	180,735	4,824,834
January 1 — January 31, 2017	16,820	$4.61	16,820	4,808,014
February 1 — February 28, 2017	—	—	—	4,808,014
March 1 — March 31, 2017	—	—	—	4,808,014

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 5,528,186 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 5,415,957 of its shares.

**	Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017